                       AMENDMENT No. 2 TO SOFTWARE LICENSE
                            AND CONSULTING AGREEMENT


         This AMENDMENT No. 2 TO SOFTWARE LICENSE AND CONSULTING AGREEMENT (this "Amendment No. 2") is executed as of the ____ day of ____________, 2001, by and between Digital Insurance, Inc., a Delaware corporation ("Digital"), and HealthAxis.com, Inc., a Pennsylvania corporation ("HealthAxis").


                              W I T N E S S E T H:
                              --------------------

         WHEREAS, Digital and HealthAxis have executed that certain Software License and Consulting Agreement dated June, 30, 2000 (the "Software License and Consulting Agreement") and that certain Amendment to Software License and Consulting Agreement ("Amendment No. 1") (the Software License and Consulting Agreement, as amended by Amendment No. 1 thereto, is hereinafter referred to as the "Existing Agreement");

         WHEREAS, the parties desire to amend further the Existing Agreement as set forth herein;

         NOW, THEREFORE, in consideration of $10.00 and the mutual covenants herein contained, and for other good and valuable consideration, the receipt, adequacy and legal sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

         Section 1.        Amendments to Existing Agreement.
         ---------         --------------------------------

         (a) Section 4.1 is hereby deleted in its entirety and replaced with the following:

         "4.1 License Fee and Payment. In consideration of the grant of the license by HealthAxis as provided in Article II, Digital shall pay to HealthAxis a License Fee (herein so called) in the total amount of Three Million Dollars ($3,000,000) which shall be payable in installments and on the dates set forth below, plus fixed simple interest accrued on the entire unpaid balance of the License Fee at 9.5% per annum:

               Principal Amount                     Due Date
               ----------------                     --------
                  $375,000                       April 10, 2001
                  $375,000                       July 10, 2001
                  $100,000                       October 10, 2001
                  $650,000                       January 10, 2002
                  $375,000                       April 10, 2002
                  $375,000                       July 10, 2002
                  $375,000                       October 10, 2002
                  $375,000                       January 10, 2003

         Accrued interest on the outstanding balance shall commence as of July 1, 2000 and shall be paid at the time of payment of the outstanding principal amount."
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         (b) Section 5.5, as amended by Amendment No. 1, is further revised to provided that the payments specified to be made for September, 2001 and for October, 2001, shall be made on December 1, 2001.

         Section 2. Full Force and Effect. The Existing Agreement, as amended hereby, shall remain in full force and effect. To the extent there are any inconsistencies between the terms of this Amendment No. 2 and the terms of the Existing Agreement, the terms of this Amendment No. 2 shall prevail.

         Section 3. Counterparts. This Amendment No. 2 may be executed in several counterparts, each of which when fully executed shall be an original, and all such counterparts taken together shall be deemed to constitute one and the same amendment. Delivery of any signature page via telecopy or other electronic facsimile transmission shall be deemed equivalent to physical delivery of the original signature page. Any signature page of any counterpart hereof, whether bearing an original signature or an electronic facsimile transmission of a signature, may be appended to any other counterpart hereof to form a completely executed counterpart hereof.

         IN WITNESS WHEREOF, the parties have caused this Amendment No. 2 to be executed by their duly authorized representatives effective as of the date first above written.

DIGITAL INSURANCE, INC.                      HEALTHAXIS.COM, INC.



BY:___________________________               BY: ________________________
     THOMAS O. USILTON                                    MICHAEL ASHKER
     President & CEO                                      President & CEO